UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Material
[ ]	Solicitation Material under §240.14a-12

ProtoKinetix, Incorporated

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

ProtoKinetix, Incorporated

412 Mulberry Street

Marietta, Ohio 45750

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE COMPANY’S PROXY STATEMENT

On February 11, 2022

To our Stockholders:

You are cordially invited to attend, virtually or in person, the Annual Meeting of Stockholders of ProtoKinetix, Incorporated (the “Company”) on February 11, 2022, at 4:00 p.m. Eastern Time, via webcast at www.virtualshareholdermeeting.com/PKTX2022, or in person at the Comfort Suites, 167 Elizabeth Pike, Mineral Wells, West Virginia 26150 (the “Annual Meeting”). At the Annual Meeting the Company will submit the following five (5) proposals to its stockholders for approval:

1.	To elect two nominees to the board of directors named in this Proxy Statement.

2.	To amend and restate the Company’s Articles of Incorporation to increase the total number of authorized shares of common stock from 400,000,000 to 500,000,000, and to conform to such other general changes and updates in the law.

3.	To conduct an advisory vote on executive compensation.

4.	To conduct an advisory vote on the frequency of advisory votes on executive compensation.

5.	To ratify and approve the appointment of Davidson & Company LLP as the Company’s independent registered accounting firm for the year ended December 31, 2022.

Additionally, any other business that may properly come before the Annual Meeting will be conducted.

The discussion of the proposals set forth above is intended only as a summary and is qualified in its entirety by the information contained in the accompanying Proxy Statement. Only holders of record of our common stock on December 22, 2021 (the “Record Date”) will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

The accompanying Proxy Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The Board will be soliciting your proxy in connection with the matters discussed above. Stockholders who wish to vote on the proposals accordingly must either attend the Annual Meeting and vote in person or otherwise designate a proxy to attend the Annual Meeting and vote on their behalf.

We are using the “Notice and Access” method of providing proxy materials to all common stockholders of record and all beneficial owners of common stock (beneficial owners are those stockholders who hold the Company’s common shares through a broker) via the internet. We are mailing common stockholders of record and all beneficial owners of common stock a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. Notice and Access provides a convenient way for stockholders to access the Company’s proxy materials and vote shares on the internet, and also allows us to reduce costs and conserve resources. The Notice of Internet Availability includes instructions on how to access our proxy materials and how to vote your shares. The Notice of Internet Availability also contains instructions on how to receive a paper copy of the proxy materials if you prefer.

The Company’s Proxy Statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and the other Annual Meeting materials are available on the internet at: www.virtualshareholdermeeting.com/PKTX2022.

Whether or not you expect to attend the Annual Meeting, please vote your shares in advance online or by mail to ensure that your vote will be represented at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Sincerely,

Clarence E. Smith
President and Director

ProtoKinetix, Incorporated

412 Mulberry Street

Marietta, Ohio 45750

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on February 11, 2022 at 4:00 p.m. Eastern Time

December 30, 2021

We are furnishing this Proxy Statement to stockholders of ProtoKinetix, Incorporated (“we” or the “Company”) in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournments or postponements thereof. We will hold the Annual Meeting on February 11, 2022 at 4:00 p.m. Eastern Time, webcast at www.virtualshareholdermeeting.com/PKTX2022, and in person at the Comfort Suites, 167 Elizabeth Pike, Mineral Wells, West Virginia 26150.

The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement (including the Notice of Annual Meeting of Stockholders) is first being made available to stockholders beginning on or about December 30, 2021. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including financial statements (“Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on February 19, 2020, and the Company’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2021 including financial statements (“Quarterly Report”), was filed with the SEC on November 12, 2021. Hard copies of this Proxy Statement, the Annual Report, and the Quarterly Report will be provided to stockholders via U.S. mail only by request.

Voting Securities and Quorum Required.

Holders of record of our common stock at the close of business on December 22, 2021(the “Record Date”) will be entitled to vote on all matters. On the Record Date, we had ________ shares of common stock issued and ___________ outstanding. Each share of common stock is entitled to one vote per share. Common stock represents our only class of voting securities outstanding.

Cumulative voting shall not be allowed in the election of directors or any of the proposals being submitted to the stockholders at the Annual Meeting.

For the transaction of business at the Annual Meeting a quorum must be present. A quorum consists of not less than a majority of the outstanding shares entitled to vote at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to a future time and date.

Revocability of Proxies

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy, by delivering a written revocation of your proxy to our Secretary, or by voting at the Annual Meeting via the internet. The method by which you vote by proxy will in no way limit your right to vote at the Annual Meeting if you decide to attend the meeting virtually. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Annual Meeting.

No Dissenters Rights

The proposed corporate actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Nevada corporation have the right to dissent under the Nevada Revised Statutes (the “NRS”).

Proposals by Security Holders

No stockholder has requested that we include any additional proposals in this Proxy Statement or otherwise requested that any proposals be submitted to the stockholders at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Q. Why am I receiving these materials?

A. We have sent you these proxy materials because the Board of Directors (the “Board”) of ProtoKinetix, Incorporated (sometimes referred to as the “Company”) is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may cast your vote by proxy over the internet by following the instructions provided in the Notice of Internet Availability, or, if you have received, or requested to receive, printed proxy materials, you can also vote by mail pursuant to the instructions provided on the proxy card.

In accordance with SEC rules, we may furnish proxy materials, including this Proxy Statement and our Annual Report, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Common stockholders will not receive printed materials unless they request them. Instead, a Notice of Internet Availability is mailed that instructs stockholders as to how they may access and review all of the proxy materials on the internet. We intend to commence the mailing of the Notice of Internet Availability on or about December 30, 2021 to all common stockholders of record and all beneficial owners of common stock entitled to vote at the Annual Meeting.

Q. How do I attend the Annual Meeting?

A. The Annual Meeting will be held virtually and in person on February 11, 2022 at 4:00 p.m. Eastern Time, webcast at www.virtualshareholdermeeting.com/PKTX2022 and in person at the Comfort Suites, 167 Elizabeth Pike, Mineral Wells, West Virginia 26150. You will receive a link to the webcast and telephone call in instructions.

Q. Who can vote at the Annual Meeting?

A. Only stockholders of record at the close of business on December 22, 2021 will be entitled to vote at the Annual Meeting. On this Record Date, there were __________ shares of common stock outstanding and entitled to vote.

Q. What am I voting on?

A. There are five (5) matters scheduled for a vote:

●	To elect two director nominees to the board of directors named in this Proxy Statement.
●	To amend the Company’s Articles of Incorporation to increase the total number of authorized shares of common stock from 400,000,000 to 500,000,000, and to conform to such other general changes and updates in the law.
●	To conduct an advisory vote on executive compensation.
●	To conduct an advisory vote on the frequency of advisory votes on executive compensation.
●	To ratify and approve the appointment of Davidson & Company LLP as the Company’s independent registered accounting firm for the year ended December 31, 2022.

2

Q. What if another matter is properly brought before the Annual Meeting?

A. At this time, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q. How do I vote and what is the vote required for each proposal?

A. As to the election of the director nominees under Proposal No. 1, you may vote “For” the election of the nominees proposed by the Board, or “Withhold” for the nominees being proposed. The directors will be elected by a plurality of votes cast at the Annual Meeting.

With respect to Proposal No. 2 (amendment and restatement of Articles of Incorporation) you may vote “For” or “Against” or “Abstain” for such proposal. Proposal No. 2 will be approved if a majority of the common stock outstanding is voted in favor of such proposal.

With respect to Proposal No. 3 (advisory vote on executive compensation), you may vote “For” or “Against” or “Abstain” from such proposal. Proposal No. 3 is advisory in nature and therefore not binding on the Company. However, our Board of Directors values the opinions of all of our stockholders and will consider the outcome when making future decisions with respect to our auditors.

With respect to Proposal No. 4 (vote on the frequency of advisory votes on executive compensation), you may vote “Every Three Years,” “Every Two Years,” or “Every One Year,” or “Abstain” from such proposal. Proposal No. 4 is advisory in nature and therefore not binding on the Company. However, our Board of Directors values the opinions of all of our stockholders and will consider the outcome when making future decisions with respect to our auditors.

With respect to Proposal No. 5 (ratification and approval of the appointment of Davidson & Company LLP as the Company’s independent auditors), you may vote “For” or “Against” or “Abstain” for such proposal. Proposal No. 5 is advisory in nature and therefore not binding on the Company. However, our Board of Directors values the opinions of all of our stockholders and will consider the outcome when making future decisions with respect to our auditors.

Q. What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

3

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If on December 22, 2021 your shares were registered directly in your name with the Company’s transfer agent, Transfer Online, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person or online at the Annual Meeting or vote by proxy by visiting www.virtualshareholdermeeting.com/PKTX2022 and following the instructions provided on the Notice of Internet Availability. Whether or not you plan to attend the Annual Meeting, we urge you to fill out your proxy via the internet to cast your votes or vote via telephone.

If you have requested to receive printed copies of the proxy materials by mail, you may vote using the proxy card enclosed with the proxy materials and returning it by mail. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online or in person even if you have already voted by proxy.

●	To vote in person, attend the Annual Meeting and you will be afforded an opportunity to vote via the internet.

●	To vote online or via telephone, follow the instructions on the Notice of Internet Availability mailed to you.

●	If you have requested to receive your proxy materials by mail, you have the option to vote using the proxy card included in the mailing. To do so, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If we receive your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If on December 22, 2021 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply complete the steps included in the voting instruction form to ensure that your vote is counted.

You are also invited to attend the Annual Meeting. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

Q. How many votes do I have?

A. On each matter to be voted upon, you have one vote for each share of common stock you own as of December 22, 2021.

Q. What happens if I do not vote?

Stockholders of Record: Shares Registered in Your Name

A. If you are a stockholder of record and do not vote by proxy by accessing www.virtualshareholdermeeting.com/PKTX2022 by telephone, in person or online at the Annual Meeting, or, if you’ve received or requested to receive the proxy materials by mail, and do not complete and return your proxy card by mail, your shares will not be voted.

Beneficial Owners: Shares Registered in the Name of Broker or Bank

A. If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine” under applicable rules but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Unless you provide voting instructions to your broker, your broker or nominee may NOT vote your shares on the election of directors (Proposal 1), the amendment to the Company’s Articles of Incorporation (Proposal 2), the advisory vote on executive compensation (Proposal 3), or the advisory vote on the frequency of advisory votes on executive compensation (Proposal 4) without your instructions, but may vote your shares on the ratification and approval of the appointment of Davidson & Company LLP as the Company’s independent registered accounting firm (Proposal 5) even in the absence of your instruction.

4

Q. What if I return a proxy card or otherwise vote but do not make specific choices?

A. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominees for director named in this Proxy Statement, “For” the amendment to the Company’s Articles of Incorporation, “For” the resolution to approve the compensation paid to the Company’s Named Executive Officers, to conduct an advisory vote on executive compensation “Every Three Years” and “For” the ratification and approval of the appointment of Davidson & Company LLP as the Company’s independent registered accounting firm. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, the Company’s directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. What does it mean if I receive more than one set of proxy materials?

A. If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice of Internet Availability (or each proxy card in the proxy materials if you have requested printed proxy materials) to ensure that all of your shares are voted.

Q. Can I change my vote after submitting my proxy?

All Stockholders of Record: Shares Registered in Your Name

A. Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

1.	If you have requested your proxy materials be mailed to you, you may submit another properly completed proxy card with a later date;

2.	You may send a timely written notice that you are revoking your proxy to the Company’s legal counsel, Burns Figa & Will PC, Attn: Victoria Bantz, 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, CO 80111;

3.	You may change your vote using the online voting method, in which case your latest internet proxy submitted prior to the Annual Meeting will be counted; or

4.	You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

A. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Q. When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A. We anticipate that our 2023 Annual Meeting will be held in February 2023. To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to the attention of the Secretary of ProtoKinetix, Incorporated c/o Burns Figa & Will PC, Attn: Victoria Bantz, 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, CO 80111. If you wish to submit a proposal at the Annual Meeting that is to be included in next year’s proxy materials, you must do so in accordance with the Company’s Bylaws, as amended, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

5

Q. What are “broker non-votes”?

A. As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

Q. What is the quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding common shares entitled to vote are present at the Annual Meeting in person, via the internet, or represented by proxy. On the Record Date, there were _______ common shares outstanding. Thus, the holders of ________ shares of common stock must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote via internet or at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

Q. How can I find out the results of the voting at the Annual Meeting?

A. Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q. What proxy materials are available on the internet?

A. The Proxy Statement, Annual Report, and Quarterly Report to stockholders are available at: www.virtualshareholdermeeting.com/PKTX2022.

Forward Looking Statements

This Proxy Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Proxy Statement, our potential business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of our Form 10-K for the year ended December 31, 2020 and in Item 1A of the Form 10-Q for the quarter ended September 30, 2021. Furthermore, such forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

6

RECORD DATE AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

Security Ownership of Management

As of December 22, 2021 , the Company had __________ shares of its common stock issued and ___________ outstanding. The following table sets forth the beneficial ownership of the Company’s common stock as of the Record Date by each person who serves as a director and/or an executive officer of the Company on that date, and the number of shares beneficially owned by all of the Company’s directors and named executive officers as a group:

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock

Clarence E. Smith(2)	Chairman, Chief Executive Office, President	69,605,753	22.1%
Michael R. Guzzetta(3)	Chief Financial Officer	12,423,313	4.1%
Edward P. McDonough(4)	Director	7,000,000	2.4%
All current directors, directors elect, director nominees, executive officers and named executive officers as a group (three persons)		89,029,066	28.6%

Notes to Security Ownership of Management table shown above:

(1) (2)

Calculated in accordance with 1934 Act Rule 13d-3.

Consists of 29,018,253 shares of common stock owned by Mr. Smith directly, 13,377,997 held by Mr. Smith’s trusts, 1,850,000 held by Mr. Smith’s retirement account, the right to acquire 25,000,000 shares of common stock upon option exercise, and the right to acquire 359,503 shares upon warrant exercise.  The principal address of Mr. Smith is 1845 County Road #214, St. Augustine, FL 32084.

(3)	Consists of 173,313 shares of common stock owned by Mr. Guzzetta directly, and 12,250,000 shares of common stock issuable upon the exercise of stock options. The principal address of Mr. Guzzetta is 7187 Steel Dust Dr, New Albany, OH 43054.

(4)	Consists of 7,000,000 shares of common stock issuable upon the exercise of stock options. The principal business address of Mr. McDonough is 1226 Washington Avenue, Parkersburg, WV 26101.

Security Ownership of Certain Beneficial Owners

As of December 22, 2021, the only persons or entities that beneficially own more than 5% of its outstanding common stock who do not serve as an executive officer or director:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock
Grant Young (2)	50,646,850	15.4%
Alexandra Smith (3)	27,500,000	9.5%

(1)	Calculated in accordance with 1934 Act Rule 13d-3.
(2)

Consists of 10,021,250 shares of common stock owned by Mr. Young directly; 1,125,600 shares held by Mr. Young’s wife; the right to acquire 6,000,000 shares of common stock upon warrant exercise; and the right to acquire 33,500,000 shares of common stock upon option exercise.  The principal address of Mr. Young is 6438 Rosebery Ave, West Vancouver, BC, V7W 2C6, Canada.

(3)	Consists of 27,500,000 shares of common stock owned by Alexandra Smith directly. The principal address of Ms. Smith is 1413 Peachtree Road, Daytona Beach, FL 32114.

7

Information Regarding the Board of Directors and Corporate Governance

As of the Record Date, the names, titles, and ages of the members of the Company’s Board of Directors and its Director nominees are as set forth in the below table.

Name	Age as of December 22, 2021	Position
Clarence E. Smith	58	Chairman of the Board, Chief Executive Officer, President
Michael R. Guzzetta	64	Chief Financial Officer
Edward P. McDonough	69	Director

The Company’s Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board of Directors to satisfy its oversight obligations effectively. The Company does not currently have a separate nominating (or similar) committee as given the Company’s small size the Company does not yet believe such a committee is necessary. However, as the Company grows, it will consider establishing a separate nominating committee.

Summaries of the background and experience of the Company’s directors and officers are as follows:

Clarence E. Smith was appointed President and Chief Executive Officer for the Company on February 19, 2015 and was previously appointed a member of the Board of Directors of the Company on June 1, 2014.  Prior to joining the Company as President and CEO, Mr. Smith served and continues to serve as managing member of Tombstone Resources and Smith Equipment, LLC, a privately held company that holds operating oil and gas wells and Smith Equipment Company, a privately held company that leases out construction equipment.  In 1981, Mr. Smith started Arvilla Well Service in West Virginia which provided construction services to oil and gas companies in the Appalachian Basin.  After merging Arvilla Well Service into Arvilla Pipeline Construction Co., Inc., Mr. Smith sold the company in 2008.  Mr. Smith also purchased Arrow Oilfield Services in 2004, which was renamed Arvilla Oilfield Services, LLC and subsequently merged with Trans Energy, a publicly traded company in 2004.  Mr. Smith served as Chairman of the Board and CEO of Trans Energy, Inc. from 2005 to 2006.  Mr. Smith graduated from St. Marys High School in West Virginia in 1981.

Michael R. Guzzetta was appointed Chief Financial Officer of the Company on November 14, 2017.  Mr. Guzzetta is a Certified Public Accountant with a practice located in Central & Northeast Ohio providing services including business and individual taxation, non-profit accounting, corporate policy and procedure development, business organization and consulting.  Prior to opening his practice, he spent 20 years in corporate management in the communications and energy industries.  Between 2014 and 2015, Mr. Guzzetta served as Treasurer and principal financial officer of Trans Energy Inc., a publicly traded energy company, where his responsibilities included corporate banking, risk management, maintaining fiscal control, budgeting, taxation and SEC reporting.  His prior positions include Midwest Region Business Manager for a Fortune 100 company and Controller for an energy marketing company.  Mr. Guzzetta also served as an Adjunct Professor at Stark State College and taught courses in accounting, finance, business management, and economics.  He is a graduate of Walsh University where he graduated Magna Cum Laude with a BA in Accounting.  He earned his MBA from Capital University in Columbus, Ohio.  Mr. Guzzetta has been a past member of both the Ohio Society of Certified Public Accountants and the American Institute of Certified Public Accountants.  He has served on the boards of the Canton Ballet, the ALS CARE Project and the Finance Committee of Stark County Board of Developmental Disabilities.

Edward P. McDonough was appointed as a member of the Board of Directors of the Company on July 1, 2015.  In addition to serving as a director of the Company, Mr. McDonough is a managing shareholder and President of McDonough, Eddy, Parsons & Baylous, A.C., a certified public accountant firm in Parkersburg, West Virginia since 1985.  The firm originated in the early 1950s, employs 15 professional certified public accountants and accountants, and serves as certified public accountants for approximately 400 private corporations, firms, and individuals in various commercial, business, professional, and industrial fields.  Mr. McDonough became a Certified Public Accountant in 1978, a Certified Valuation Analyst in 1996, and a Chartered Global Management Accountant in 2012.  Since 1986, Mr. McDonough has served as a Director and Chairman of the Board of Community Bank of Parkersburg, held by Community Bankshares, Inc.  He is also a Member of the American Institute of Certified Public Accountants (AICPA), has served as a Past President and Member of the West Virginia Board of Accountancy, is a Life Member, Past Director and Past President of the West Virginia Society of Certified Public Accountants and is a Member and Past President of the Parkersburg Chapter of the West Virginia Society of CPAs.  Mr. McDonough acquired his Bachelor of Science in Business Administration with a Major in Accounting at West Virginia University in Morgantown, West Virginia in 1973.

8

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote for directors. The nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether any nominee is elected. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Transactions with Related Persons

The following is a description of transactions during the last fiscal year in which the transaction involved a material dollar amount and in which any of the Company’s directors, executive officers or holders of more than 5% of the Company’s common stock had or will have a direct or indirect material interest, other than compensation which is described under “Executive Compensation.” Management believes the terms obtained or consideration that was paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arms’ length transactions:

As at December 31, 2020, there is no amount due to or due from a related party.

On February 25, 2020, an option to purchase 2,000,000 shares of the Company’s common stock held by a former officer of the Company expired. This option was not granted pursuant to any stock option plan.

On March 25, 2020, the Board cancelled 27,000,000 options issued pursuant to the 2017 Plan, of which 15,000,000 were held by the Company’s CEO, 2,000,000 held by a director of the Company, and 10,000,000 held by a consultant. On March 26, 2020, the Board granted 22,000,000 new stock options (10,000,000 to the Company’s CEO, 2,000,000 to one of the directors, and 10,000,0000 to the consultant) with a term of six years and exercisable at a price of $0.14 per share, expiring on March 25, 2026.

Between April 13, 2020 and May 29, 2020, the Company issued 2,222,222 shares of common stock at a price of $0.09 per share for gross proceeds of $200,000 to accredited investors (one of which was Clarence E. Smith, CEO of the Company) No solicitation was used in this offering.  For both sales of securities, the Company relied on the exemption from registration available under Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated under the Securities Act with respect to transactions by an issuer not involving any public offering.  No commissions were paid in connection with this issuance of securities.  A Form D was filed on April 23, 2020 and a second Form D was filed on June 2, 2020.

Between August 4, 2020 and September 9, 2020, the Company sold 3,653,077 shares of common stock of the Company at a price per share of $0.065 for gross proceeds of $237,450 to accredited investors in a private placement, of which the Company’s President and CEO purchased 1,000,000 shares for gross proceeds of $65,000. No solicitation was used in the offering. The Company relied on the exemption from registration available under Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated under the Securities Act with respect to transactions by an issuer not involving any public offering.  No commissions were paid in connection with these issuances of securities.  A Form D was filed on August 13, 2020 and an amended Form D was filed on September 1, 2020.

Between November 5, 2020 and December 4, 2020, the Company sold 2,532,143 shares of common stock at $0.07 per share for gross proceeds of $177,250 to accredited investors (one of which was the Company’s President & CEO, Clarence E. Smith) in a private placement. No solicitation was used in the offering. The Company relied on the exemption from registration available under Section 4(a)(2) of the 1933 Act and Rule 506(b) of Regulation D promulgated under the 1933 Act with respect to transactions by an issuer not involving any public offering.  No commissions were paid in connection with these issuances of securities.  A Form D was filed on November 27, 2020, an amended Form D was filed on each of December 14, 2020.

Our Related Party Transactions Policy can be found on our website, https://www.protokinetix.com/corporate-policies-disclosures/.

9

Employment Agreements

 See the Executive Compensation Section for a description of the consulting agreements with the officers and directors of the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers and holders of more than 10% of the Company’s common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 and any amendments thereto filed with the Securities and Exchange Commission and stockholder reports from our transfer agent and written representations that no other reports were required, during the fiscal year ended December 31, 2020 our officers, directors and 10% or more stockholders complied with all Section 16(a) filing requirements applicable to them except that: Mr. Smith filed one Form 4 late representing one transaction not reported on a timely basis.

To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 and any amendments thereto filed with the Securities and Exchange Commission and stockholder reports from our transfer agent and written representations that no other reports were required, during the fiscal year ended December 31, 2021 our officers, directors and 10% or more stockholders complied with all Section 16(a) filing requirements applicable to them except that: Mr. Guzzetta filed two Forms 4 late representing nine transactions not reported on a timely basis, and Mr. Smith filed one Form 4 late representing one transaction not reported on a timely basis.

Involvement in Certain Legal Proceedings

The Company and its management are not aware of any regulatory or legal proceedings or investigations pending involving the Company, any of its subsidiaries or affiliates, or any of their respective officers, directors or employees.

Corporate Governance

Independent Directors

The Board of Directors has determined that Mr. McDonough is the only independent member of the Board of Directors of the Company pursuant to SEC Rule 10A-3(b)(1).

Code of Ethics

On July 8, 2019, the Board adopted a new Code of Business Conduct and Ethics and Whistleblower Policy (“Code of Ethics”) which replaced in its entirety the Company’s prior code of ethics. The Code of Ethics applies to all directors, officers, employees and consultants of the Company and amends and restates the Company’s prior code of ethics to update certain provisions for business and regulatory developments and to provide additional guidance and greater detail on certain issues such as conflicts of interest, reporting illegal or unethical behavior, confidentiality and use of the Company’s assets, and hedging of Company securities. The Board also approved an insider trading policy, related party transactions policy, and policy on trading blackout periods, benefit plans and SEC reporting. A copy of our Code of Ethics is posted on our website, https://www.protokinetix.com/corporate-policies-disclosures/.

Insider Trading Policy

Our Insider Trading Policy and policy on Trading Blackout Periods, Benefit Plans and Section 16 Reporting applies to all of our officers, directors, and employees and provides strict guidelines as to restrictions on trading activity in the Company’s stock. A copy of our Insider Trading Policy and Policy on Trading Blackout Periods, Benefit Plans and Section 16 Reporting is posted on our website, https://www.protokinetix.com/corporate-policies-disclosures/.

10

Committees of the Board of Directors

The Company does not currently have a separately designated audit committee.  Instead, the Board of Directors as a whole acts as the Company’s audit committee.  Consequently, the Company does not currently have a designated audit committee financial expert.

The Company does not currently have a separately designated nomination committee.  Instead, the Board of Directors as a whole acts as the Company’s nomination committee.  The Board of Directors has the responsibility for general oversight of risks facing the Company.

The Company also does not have a separately designated compensation committee. To date, the Company has not retained an independent compensation advisor to assist the Company review and analyze the structure and terms of the Company’s executive officers.

Employee, Officer and Director Hedging

The Company does not allow employees, officers, or directors, or any of their designees, to purchase financial instruments or otherwise engage in transaction that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities.

Stockholder Communications to the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, ProtoKinetix, Incorporated, 412 Mulberry Street, Marietta, Ohio 45750. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

Business and Scientific Advisory Board

Our Business and Scientific Advisory Board exists to assist the Board of Directors with understanding both the regulatory and business aspects of the biopharmaceutical industry are particularly valuable for the expansion and commercialization of AAGP® applications.  The members on the board are:

•	Dr. Julia Levy, PhD, Chairman, Business and Scientific Advisory Board. Dr. Levy is a founder, former President and former Chief Scientific Officer of QLT, Inc., where she and her colleagues developed the first medical treatment for macular degeneration, a leading cause of blindness among the elderly. She has received numerous awards and honorary degrees. In her honor the Julia Levy B.C. Leadership Chair in Macular Research at the University of British Columbia was established.

•	Mr. Peter Jensen, former director of the Company.

Review and Approval of Transactions with Related Parties

Generally, the Board of Directors will approve transactions only to the extent the disinterested directors believe that they are in the best interests of the Company and on terms that are fair and reasonable (in the judgment of the disinterested directors) to the Company.

Meetings of the Board and Committees; Attendance at the Annual Meeting

The Board of Directors held no formal meetings either in person or via telephone during the fiscal year ended December 31, 2020 and acted by unanimous written consent 15 times during 2020. The Board has held no formal meetings thereafter through the date of this Proxy Statement and has acted by unanimous written consent 12 times. Regular communications were maintained throughout 2020 and 2021 among all of the officers and directors of the Company.

Board members are not required to attend the Annual Meeting. This Annual Meeting is the Company’s first time hosting an annual meeting.

11

Executive Compensation

The below table summarizes the compensation paid to our executive officers for the years ending December 31, 2019 and 2020.

Summary Compensation Table for Executive Officers

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Clarence E. Smith	2020	—	—	—	1,920,866	—	—	—	1,920,866
President & CEO	2019	—	—	—	941,688	—	—	—	941,688

Michael R Guzzetta	2020	60,000	—	—	871,461	—	—	—	931,461
Chief Financial Officer	2019	60,000	—	—	515,147	—	—	—	575,147

(1) Represents the grant date full fair value of compensation costs of stock options granted during the respective year for financial statement reporting purposes, using the Black-Scholes option pricing model. Assumptions used in the calculation of these amounts are included in the Company’s consolidated financial statements. Refer to the Outstanding Equity Awards at Fiscal Year End schedule regarding option details on an award-by-award basis.

Consulting Agreements

We have entered into consulting agreements with certain Company officers as set forth below.

Clarence E. Smith – Mr. Smith is Chief Executive Officer and President of the Company.  He entered into a consulting agreement with the Company dated December 30, 2016 (effective January 1, 2017) (the “2017 Smith Agreement”).

The 2017 Smith Agreement provides for a one-year term through December 31, 2017 and for an annual salary of $1.00.  Mr. Smith is entitled to receive a bonus payment equal to 2.5% of the aggregate value of any application sale or license of any patent rights or products effected during the term of the 2017 Smith Agreement.

Mr. Smith is also entitled to a termination fee if the agreement is terminated for the following two reasons:

·	A termination without cause: If Mr. Smith is terminated without cause he will be entitled to a termination fee of $100,000 per year of service (including the pro-rata amount for partial years of service);

·	A termination upon a change of control event: Following a change of control event he will be entitled to a termination fee equal to $100,000 per year of service (including the pro-rata amount for partial years of service) plus 2.5% of the aggregate transaction value of the change of control.

In connection with the 2017 Smith Agreement, the Company issued Mr. Smith an option pursuant to the Amended 2017 Plan to purchase 5,000,000 shares of common stock of the Company at a price of $0.05 per share with 1,250,000 shares vesting every three months starting March 31, 2017.

On September 1, 2017, Mr. Smith and the Company entered into an amendment to the 2017 Smith Agreement (the “September Amendment”), whereby the term of the agreement was extended from December 31, 2017 to December 31, 2018 and automatically renews for one-year increments under the same terms and conditions of the 2017 Smith Agreement, unless either party gives written notice to the other party at least 30 days prior to the end of such calendar year.

In connection with the September Amendment, the Company issued Mr. Smith an option pursuant to the Company’s Amended 2017 Plan to purchase 5,000,000 shares of common stock of the Company at a price of $0.06 per share, with 1,250,000 shares vesting every three months starting December 31, 2017.

In connection with Mr. Smith’s continued service to the Company, on November 9, 2018, the Company issued options pursuant to the Amended 2017 Plan to acquire 5,000,000 shares of common stock of the Company at an exercise price of $0.09 per share with 1,250,000 shares vesting every three months starting March 31, 2019. Prior to a change in control of the Company, the vesting schedule of the option shall immediately accelerate so that the option is fully vested and available for exercise by Mr. Smith.

Please refer to “Transactions with Related Persons” for a description of the option grants canceled and issued to Mr. Smith during 2020.

12

Michael R. Guzzetta – Mr. Guzzetta is Chief Financial Officer of the Company.  He entered into a consulting agreement with the Company dated November 14, 2017. The consulting agreement term is from November 14, 2017 to December 1, 2018, with automatic renewal in one-year increments with both parties having a right to terminate by giving either party notice 30 days prior to the end of the term. It also provides for a monthly consulting fee of $5,000. In 2019, the Company paid Mr. Guzzetta $60,000 in consulting fees, and reimbursed The Guzzetta Company LLC $12,600 in office rent. In 2018, he received $60,000 in consulting fees and The Guzzetta Company LLC was reimbursed $12,600 for office rent of $1,050 monthly.

In connection with the consulting agreement, the Company issued Mr. Guzzetta an option pursuant to the Amended 2017 Plan to purchase 1,000,000 shares of common stock of the Company at a price of $0.07 per share with 250,000 shares vesting every three months starting February 14, 2018.

On November 9, 2018, in connection with Mr. Guzzetta’s continued service to the Company, the Company issued options pursuant to the Amended 2017 Plan to acquire 4,000,000 shares of common stock of the Company at an exercise price of $0.09 per share with 1,000,000 shares vesting every three months starting March 31, 2019. Prior to a change in control of the Company, the vesting schedule of the option shall immediately accelerate so that the option is fully vested and available for exercise by Mr. Guzzetta.

Please refer to “Transactions with Related Persons” for a description of the option grants canceled and issued to Mr. Guzzetta during 2020.

Stock Option, Stock Awards and Equity Incentive Plans

The following table provides information as to option awards held by each of the named executive officers of ProtoKinetix as of December 31, 2020.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Clarence E. Smith	5,000,000	(1)	—	0.09	11/08/2023
	5,000,000	(2)	—	0.26	07/14/2024
	5,000,000	(3)	—	0.11	11/17/2024
	5,000,000	(4)	—	0.14	03/25/2026
	5,000,000		—	0.14	03/25/2026

Michael R. Guzzetta	750,000	(6)	—	0.07	11/14/2021
	4,000,000	(7)	—	0.09	11/08/2023
	4,000,000	(8)	—	0.11	11/17/2024
	3,500,000		—	0.12	06/11/2026

(1)	Represents options granted pursuant to the Amended 2017 Plan on November 9, 2018 at $0.09 per share with 1,250,000 vesting every three months beginning March 31, 2019.
(2)	Represents options granted pursuant to the Amended 2017 Plan on July 15, 2019 at $0.26 per share with 1,250,000 vesting every three months beginning October 13, 2019.
(3)	Represents options granted pursuant to the Amended 2017 Plan on November 18, 2018 at $0.11 per share with 1,250,000 vesting every three months beginning February 18, 2020.
(4)	Represents options granted pursuant to the Amended 2017 Plan on March 25, 2020 at $0.14 per share issued fully vested.
(5)	Represents options granted pursuant to the Amended 2017 Plan on March 25, 2020 at $0.14 per share issued fully vested.
(6)	Represents options granted pursuant to the Amended 2017 Plan on November 14, 2017 at $0.07 per share with 250,000 vesting every three months beginning February 14, 2018.
(7)	Represents options granted pursuant to the Amended 2017 Plan on September 1, 2017 at $0.09 per share with 1,000,000 vesting every three months beginning March 31, 2019.
(8)	Represents options granted pursuant to the Amended 2017 Plan on November 18, 2020 at $0.11 per share issued fully vested.
(9)	Represents options granted pursuant to the Amended 2017 Plan on June 12, 2020 at $0.12 per share issued fully vested.

13

Director Compensation

The following table sets forth a summary of the compensation earned by each non-employee director who served on the Board during the fiscal year ended December 31, 2020:

	Director Compensation
	Fees Earned or Paid in Cash	Bonus	Stock Awards (1)	Option Awards (2)		Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)		($)	($)	($)	($)
Edward P. McDonough	-	-	-	682,091	(3)	-	-	-	682,091

(1)	The aggregate grant date fair value of these stock awards was computed in accordance with ASC 718.

(2)

Represents the grant date full fair value of compensation costs of stock options granted during the respective year for financial statement reporting purposes, using the Black-Scholes Option Pricing Model. Assumptions used in the calculation of these amounts are included in the Company’s audited financial statements.

(3)	As of December 31, 2020, Mr. McDonough held options to acquire 7,000,000 shares of the Company’s common stock, all of which were vested and exercisable.

On or about December 30, 2016, the Company entered into a new consulting agreement with Mr. McDonough, effective January 1, 2017 (the “2017 McDonough Agreement”).

The 2017 McDonough Agreement is for a one-year term through December 31, 2017. In connection with the 2017 McDonough Agreement, the Company issued Mr. McDonough an option pursuant to the Amended 2017 Plan to purchase 1,000,000 shares of common stock of the Company at a price of $0.05 per share with 250,000 shares vesting every three months starting March 31, 2017.

On September 1, 2017, the Company entered into an amendment to the 2017 McDonough Agreement, effective immediately. This new agreement is effective through December 31, 2018, but shall automatically renew for one-year increments under the same terms and conditions of the 2017 McDonough Agreement unless by stockholder vote or 30 days prior to the end of such calendar year written notice is given by either party to the other notifying them of a desire to terminate.

In connection with the amendment to the 2017 McDonough Agreement, the Company granted Mr. McDonough options pursuant to the Amended 2017 Plan to purchase 1,000,000 shares of common stock of the Company at an exercise price of $0.06 per share with 250,000 shares vesting every three months starting December 31, 2017.

On November 9, 2018, in connection with continued service to the Company, the Company granted Mr. McDonough options pursuant to the Amended 2017 Plan to purchase 1,000,000 shares of common stock of the Company at an exercise price of $0.09 per share with 250,000 shares vesting every three months starting March 31, 2019. Prior to a change in control of the Company, the vesting schedule of the option shall immediately accelerate so that the option is fully vested and available for exercise by Mr. McDonough.

Please refer to “Transactions with Related Persons” for a description of the option grants canceled and issued to Mr. McDonough during 2020.

Frequency of the Advisory Vote on Executive Compensation

The Board of Directors has included an advisory stockholder vote regarding named executive officer compensation in these proxy materials for the Annual Meeting. Unless the timing of the advisory votes is changed, the next required advisory vote regarding the frequency of an advisory vote on named executive officer compensation will be at the Annual Meeting of Stockholders to be held in 2028.

14

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board currently consists of two directors. On December 20, 2021, the Board of Directors nominated Clarence E. Smith and Edward P. McDonough for re-election as directors, to be elected at the 2022 Annual Meeting to serve until the next annual meeting or until his successor shall have been duly elected and qualified.

There are no family relationships among any of our executive officers, directors or nominees for directors.

Required Vote

In accordance with Nevada law, the directors will be elected by a plurality of votes cast at the Annual Meeting. As a result, abstentions and broker non-votes will have no effect on this proposal.

OUR Board Of Directors Recommends A VOTE “FOR” Clarence E. Smith and Edward P. McDonough as Directors.

15

PROPOSAL NO. 2

AMENDMENT and RESTATEMENT OF Articles of incorporation

On December 20, 2021, the Board of Directors of the Company approved the Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock, from 400,000,000 to 500,000,000, and to make certain other changes to conform to updates in the law. To be effective, stockholders holding a majority of the shares of common stock outstanding and entitled to vote on this proposal at the Annual Meeting must approve the Amended and Restated Articles of Incorporation.

We believe that increasing the number of authorized shares of common stock is in the best interests of both the Company and its stockholders because it provides for additional opportunity to raise funds for the Company and allow us to meet our capital needs.

Currently, the Company is authorized to issue up to 400,000,000 shares of common stock, pursuant to the Articles of Incorporation, as amended. As of the record date, we have ____________ shares outstanding, with an additional __________ shares underlying outstanding options, and _________ shares underlying outstanding warrants. This leaves only ________ shares available for issuance. The last time the Company increased its authorized common stock was May 1, 2014.

The Articles of Incorporation, as amended currently contain only those provisions required by law. We believe that updating, clarifying, and including additional provisions as permitted under Nevada law, including such provisions addressing officer and director liability, conflicting interest transactions, and director and officer indemnification, will improve the Board of Directors’ ability to effectively govern the Company.

Appendix 1 includes a copy of the Amended and Restated Articles of Incorporation showing the increase in authorized common stock and the additional changes.

For the reasons stated above, our Board of Directors believes that approval of this proposal is in the best interests of our Company and our stockholders.

Required Vote

In accordance with Nevada law, approval of Proposal No. 2 requires the affirmative vote of a majority of common stock outstanding and entitled to vote. As a result, abstentions will have the same effect as votes against this proposal and broker non-votes will have no effect on this proposal.

OUR Board Of Directors Recommends a vote “FOR” the Amendment and Restatement of our Articles of Incorporation.

16

Proposal No. 3

Advisory Vote on Executive Compensation

Beginning in 2011, Section 14A of the Exchange Act, and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), require that at stockholder meetings at which directors are to be elected, certain public companies submit to their stockholders what is commonly known as a “Say on Pay” proposal. A Say on Pay proposal gives stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of the companies Named Executive Officers (“NEOs”), those executive officers whose total compensation is described in the Executive Compensation disclosure included in the company’s annual report as well as in the materials prepared and distributed in connection with stockholder meetings.

This Say On Pay vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s NEOs and our compensation philosophy, policies and practices, as disclosed under the “Executive Compensation” section of this Proxy Statement.

The Company recognizes that a framework that accounts for the Company’s financial resources and its business objectives is essential to an effective executive compensation program. The Company’s compensation framework and philosophy are established and overseen primarily by the Board of Directors. Our executive compensation program is designed to provide a competitive level of compensation necessary to attract and retain talented and experienced executives and to motivate them to achieve short-term and long-term corporate goals that enhance stockholder value. The Board of Directors attempts to balance the compensation of our NEOs between near term compensation (being the payment of competitive salaries) with providing compensation intended to reward executives for the Company’s long term success (being equity based compensation). Moreover, the equity based compensation element is intended to further align the longer term interests of our executive officers with that of our stockholders.

We believe our executive compensation program implements our primary objectives of attracting and retaining qualified executive level personnel, providing the executives with reasonable contractual terms that offer some level of security, and motivating executive level personnel with a balance between short-term incentives with longer term incentives aimed to help further align the interests of our executive officers with our stockholders. Stockholders are encouraged to read the Executive Compensation section of this Proxy Statement for a more detailed discussion of the compensation structure and programs implemented by the Company, which we expect to continue going forward.

At the Meeting we will ask our stockholders to indicate their support for our NEO compensation as described in this Proxy Statement by voting “FOR” the following resolution:

RESOLVED, that the stockholders of ProtoKinetix approve, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation is disclosed pursuant to Item 402 of Regulation S-K, including the “Executive Compensation” section, the tabular disclosure regarding such compensation, and the accompanying narrative executive compensation disclosures set forth in the Company’s 2022 Annual Meeting Proxy Statement.

Required Vote

Proposal No. 3 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes against this proposal. However, while we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company. However, our Board of Directors values the opinions of all of our stockholders and will consider the outcome of this vote when making future compensation decisions for our NEOs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

17

Proposal No. 4

Frequency of Stockholder Votes on Executive Compensation

Beginning in 2011, Section 14A of the Exchange Act, and Section 951 of the Dodd-Frank Act, require that public companies give their stockholders the opportunity to vote, at stockholder meetings at which directors are to be elected and on an advisory basis, on the frequency with which companies include in their meeting materials an advisory vote to approve or not approve the compensation of their NEOs.

Our Board of Directors believes that an advisory vote on executive compensation that occurs every three years is the most appropriate choice for the Company, as a triennial vote complements the Company’s goal to create a compensation program that enhances long-term stockholder value. To facilitate the creation of long-term, sustainable stockholder value, all our compensation awards are contingent upon successful completion of multi-year performance or upon successful completion of periods of service to the Company. A triennial vote will provide stockholders the ability to evaluate our compensation program over a time period similar to the periods associated with our compensation awards, allowing them to compare the Company’s compensation program to the long-term performance of the Company.

The Company and the Board of Directors would similarly benefit from this longer time period between advisory votes. Three years will give the Company sufficient time to fully analyze the Company’s compensation program (as compared to the Company’s performance over that same period) and to implement necessary changes. In addition, this period will provide the time necessary for implemented changes to take effect and the effectiveness of such changes to be properly assessed. The greater time period between votes will also allow the Company to consider various factors that impact the Company’s financial performance, stockholder sentiments and executive pay on a longer-term basis. The Board of Directors believes anything less than a triennial vote may yield a short-term mindset and detract from the long-term interests and goals of the Company.

At the Annual Meeting stockholders will have the opportunity to cast their vote on the preferred voting frequency by selecting the option of holding an advisory vote on executive compensation: (1) “EVERY THREE YEARS,” (2) “EVERY TWO YEARS”, (3) “EVERY ONE YEAR,” or stockholders may “ABSTAIN.” The stockholder vote is not intended to approve or disapprove the recommendation of the Board of Directors. Rather, we will consider the stockholders to have expressed a preference for the option that receives the most votes.

Required Vote

While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company or the Board of Directors. Rather, we will consider the stockholders to have expressed a preference for the option that receives the most votes. Our Board of Directors values the opinions of all of our stockholders and will consider the outcome of this vote when making future decisions on the frequency with which we will hold an advisory vote on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO CONDUCT AN ADVISORY VOTE ON EXECUTIVE COMPENSATION “EVERY THREE (3) YEARS.”

18

PROPOSAL NO. 5

RATIFICATION OF THE APPOINTMENT OF DAVIDSON & COMPANY LLP

The Board of Directors has selected the accounting firm of Davidson & Company LLP, Chartered Professional Accountants (“Davidson”) to serve as our independent registered public accounting firm for the 2022 fiscal year. We are asking our stockholders to ratify the selection of Davidson as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Davidson to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.

If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm. The Board considers Davidson to be well qualified to serve as the independent auditors for the Company. However, even if the selection is ratified, the Board of Directors in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. To the Company’s knowledge, a representative from Davidson is not expected to be present at the Annual Meeting and therefore most likely will not be available to respond to any appropriate questions at the meeting. They will have an opportunity to make a statement if they desire to do so.

Fees Billed by Independent Accounting Firm

The following table sets forth the aggregate fees billed to us by Davidson & Company LLP, Chartered Professional Accountants, our independent registered public accounting firm, for the years ended December 31, 2020 and 2019:

	2020	2019
Audit fees (1)	$27,329	$25,000
Audit-related fees (2)	—	—
Tax fees (3)	$3,500	$3,500
Other fees (4)	$23,837	$19,282
	$54,666	$47,782

(1)	Represents fees for the audit of the Company’s annual financial statements.

(2)

For the years ended December 31, 2020 and 2019, Davidson did not provide the Company with any assurances or related services reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees.”

(3)	Represents fees for professional services for tax compliance, tax advice, and tax planning

(4)	Represents fees for the review of the Company’s quarterly financial statements.

Audit Committee Pre-Approval Policies

The Company currently does not have a formal audit committee.  The Company’s Board of Directors currently approves in advance all audit and non-audit related services performed by the Company’s principal accountants and appointed Ed McDonough as the responsible director to review all financial information of the Company and correspond with the independent auditors regarding the same.

Required Vote

Proposal No. 5 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes against this proposal. However, while we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company. However, our Board of Directors values the opinions of all of our stockholders and will consider the outcome of this vote when making future decisions with respect to our auditors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DAVIDSON & COMPANY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

19

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matters that will come before the Annual Meeting.

ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Annual Report and Quarterly Report

Available with this Proxy Statement on the internet (and available by mail if a stockholder has made such a request) is the Company’s 2020 Annual Report to Stockholders on Form 10-K and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s annual report on Form 10-K for the year ended December 31, 2020, the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2021, and any reports prior to or subsequent to that date.

These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the Securities and Exchange Commission are also available to the public from the SEC’s website, http://www.sec.gov and at the Company’s website, https://www.protokinetix.com/investors-and-media/for-investors/. Our Annual Report on Form 10-K for the year ended December 31, 2020, and other reports filed under the Exchange Act, are also available in print to any stockholder at no cost upon request to: Corporate Secretary, ProtoKinetix, Incorporated, c/o Burns Figa & Will PC, Attn: Victoria Bantz, 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, CO 80111; tel: (212) 735-7688.

Proxy Materials Are Available on the Internet

The Company is using the internet as the primary means of furnishing proxy materials to record holders and beneficial owners of common stock. We are sending a Notice of Internet Availability of Proxy Materials to you which includes instructions on how to access the proxy materials online or how to request a printed copy of the materials.

We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce the Company’s printing and mailing costs.

20

Amended and Restated Articles of Incorporation

of

ProtoKinetix, Incorporated

(the “Corporation”)

Pursuant to the provisions of Nevada Revised Statutes 78.390 and 78.403, the undersigned officer of ProtoKinetix, Incorporated, a Nevada corporation, formerly known as RJV Network, Inc., does hereby certify as follows:

A.               The Board of Directors of the Corporation has duly adopted resolutions proposing to amend and restate the Articles of Incorporation of the Corporation as set forth below, declaring such amendment and restatement to be advisable and in the best interests of the Corporation.

B.               The amendment and restatement of the Articles of Incorporation as set forth below has been approved by at least a majority of the voting power of the stockholders of the Corporation pursuant to the Nevada Revised Statutes.

C.               This certificate sets forth the text of the Amended and Restated Articles of Incorporation in its entirety on the following pages attached hereto.

IN WITNESS WHEREOF, I have executed this Certificate of Amended and Restated Articles of Incorporation of ProtoKinetix, Incorporated as of this ___ day of February, 2022.

____________________________

Clarence E. Smith

Chief Executive Officer

1

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

PROTOKINETIX, INCORPORATED

I. NAME

The name of this Corporation is ProtoKinetix, Incorporated.

II. REGISTERED OFFICE; REGISTERED AGENT

The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office of the Corporation within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

III. PURPOSE

The purpose of the Corporation is to engage in any other lawful act or activity for which a corporation may be organized under the Nevada Revised Statutes.

IV. CAPITAL

4.1                The aggregate number of shares of capital stock which this Corporation shall have authority to issue is 500,000,000 shares, all of which shall be shares of common stock, par value of $0.0000053 per share (“Common Stock”).

4.2                Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held on all matters to be voted on by the stockholders of the Corporation.

4.3                The holders of Common Stock shall have all other rights of stockholders of the Corporation, including, but not limited to: (a) the right to receive dividends when, as and if declared by the Board of Directors of the Corporation out of assets lawfully available therefore; and (b) in the event of any distribution of assets upon the dissolution and liquidation of the Corporation, the right to receive ratably and equally all of the assets of the Corporation.

V. PERPETUAL EXISTENCE

The Corporation shall have perpetual existence.

VI. BOARD OF DIRECTORS

6.1       The governing board of this Corporation shall be known as the Board of Directors. The number of directors shall be fixed from time to time in such manner as shall be provided by the Bylaws of this Corporation and may be increased or decreased from time to time in the manner provided by the Bylaws; provided, however, that there shall not be fewer than one member of the Board of Directors. Directors of the Corporation must be natural persons who are at least 18 years of age, and need not be stockholders of the Corporation.

6.2       Cumulative voting in the election of directors shall not be permitted.

6.3       The Board of Directors may amend the Bylaws at any time to add, change, or delete a provision unless the Articles of Incorporation reserve such power exclusively to the stockholders in whole or in part or a specific Bylaw expressly prohibits the Board of Directors from doing so. The stockholders may amend the Bylaws even though the Bylaws may also be amended by the Board of Directors.

VII. LIABILITY OF DIRECTORS AND OFFICERS

7.1             The liability of directors and officers of the Corporation shall be eliminated to the fullest extent permitted by the Nevada Revised Statutes. If the Nevada Revised Statutes are amended after this Article is adopted further eliminate or limit or authorize a corporate action to further eliminate or limit the liability of directors or officers, then the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended.

2

7.2             Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

VIII. ACTIONS OF STOCKHOLDERS

8.1             Meetings of stockholders shall be held at such time and place (if any) as provided in the Bylaws of the Corporation or by resolution of the Board of Directors. Meetings may be held within or without the State of Nevada, or solely be remote communication, as determined by the Bylaws of the Corporation or by resolution of the Board of Directors. To the extent authorized by the Bylaws of the Corporation or the Board of Directors: (i) stockholders may participate in meetings by means of electronic communication, or (ii) meetings may be held solely by means of electronic communication.

8.2       Any vote of the stockholders of the Corporation may be taken either:

(a)	at a meeting called for such purpose or;
(b)	without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

IX. INDEMNIFICATION OF OFFICERS AND DIRECTORS

9.1             Right to Indemnification. The Corporation shall indemnify any person (an “Indemnitee”) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), except an action by or in the right of the Corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a manager of a limited-liability company, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the Proceeding to the fullest extent authorized by the Nevada Revised Statutes, as the same exists or may hereafter be amended (but, in the case of any such amendment and unless applicable law otherwise requires, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment). Notwithstanding the preceding sentence, except as provided below in Section 9.5 with respect to Proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall be required to indemnify an indemnitee in connection with a Proceeding (or part thereof) initiated by the indemnitee if and only if the Board authorized the commencement of such Proceeding (or part thereof).

9.2             Advancement of Expenses. To the extent not prohibited by applicable law, expenses (including attorneys’ fees) incurred by an Indemnitee in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding; provided, however, that, to the extent required by the Nevada Revised Statutes, the Indemnitee shall be required to submit to the Corporation, prior to the payment of such expenses, an undertaking by or on behalf of the Indemnitee to repay such amount if it shall ultimately be determined in a final, non-appealable judicial decision that such Indemnitee is not entitled to be indemnified by the Corporation for such expenses as authorized in this Article IX.

3

9.3             Nonexclusivity. The rights to indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any statute, these Articles of Incorporation, the Corporation’s Bylaws, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

9.4             Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent (including, without limitation, as a trustee) of another entity or enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the Nevada Revised Statutes or the provisions of this Article IX.

9.5             Procedure for Indemnification.

(a)              To obtain indemnification under this Article IX, an Indemnitee shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. Upon written request by an Indemnitee for indemnification pursuant to this section, a determination with respect to the Indemnitee’s entitlement thereto shall be made as follows: (1) by a majority vote of the Disinterested Directors (as hereinafter defined), even though less than a quorum, or by a majority vote of a committee of Disinterested Directors designated by a majority vote of Disinterested Directors, even though less than a quorum; or (2) if there are no Disinterested Directors, by Independent Counsel (as hereinafter defined). If it is so determined that the Indemnitee is entitled to indemnification, payment to the Indemnitee shall be made within 30 days after such determination.

(b)              If a claim under Article IX is not paid in full by the Corporation within 45 days after a written claim pursuant to Section 9.5(a) has been received by the Corporation, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the Indemnitee shall be entitled to be paid also the reasonable expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the Indemnitee has not met the standard of conduct which makes it permissible under the Nevada Revised Statutes for the Corporation to indemnify the Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the Indemnitee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Nevada Revised Statutes, nor an actual determination by the Corporation (including its Board of Directors, Independent Counsel or stockholders) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

9.6	Certain Definitions. For purposes of this Article IX:

(a)              “Disinterested Director” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the Indemnitee and otherwise has no material interest in the matter as determined by the Board.

(b)              “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner that is experienced in matters of Nevada corporation law and shall include any such person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the Indemnitee in an action to determine the Indemnitee’s rights under this Article IX. Independent Counsel shall be selected by the Board of Directors.

4

X. CONFLICTING INTEREST TRANSACTIONS

No act, contract, or other transaction between the Corporation and one or more of its directors, officers, or employees, or between the Corporation and any corporation or association of which one or more of this Corporation’s officers, directors, or employees are in any way interested shall be affected or invalidated in any way because of such fact; provided, that: (i) such fact shall have been known to or disclosed to the Board of Directors of the Corporation, and the Board of Directors approve or ratify such act, contract or other transaction in good faith; (ii) such fact shall have been known to or disclosed to the stockholders of the Corporation, and stockholders holding a majority of the voting power approve or ratify such act, contract or other transaction in good faith; (iii) such fact is not known to the director at the time such act, contract or other transaction is brought before the Board of Directors of the Corporation for action; or (iv) such act, contract or other transaction is fair as to the Corporation at the time it is authorized or approved. Any director or directors of the Corporation so interested may be present and may be counted in determining the existence of a quorum at any meeting of the Board of Directors which authorized or ratified such act, contract, or other transaction, and such director or directors may vote thereat with like force and effect as if they were not interested.